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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 25, 2004


                  BUILDING MATERIALS CORPORATION OF AMERICA
            (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                       33-81808               22-3276290
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
   of Incorporation)                                     Identification Number)

                                1361 ALPS ROAD
                            WAYNE, NEW JERSEY 07470
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (973) 628-3000

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                            ADDITIONAL REGISTRANTS

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



                                                                                   Address, including zip
                                                                                   code and telephone
                             State or other                                        number, including area
                             jurisdiction of            Registration No./I.R.S.    code, of registrant's
Exact name of registrant     incorporation or           Employer Identification    principal executive
as specified in its charter  organization               No.                        offices
---------------------------  ----------------           -----------------------    ----------------------
Building Materials           Delaware                   333-69749-01/              1361 Alps Road
Manufacturing Corporation                               22-3626208                 Wayne, NJ  07470
                                                                                   (973) 628-3000

Building Materials           Delaware                   333-69749-02/              300 Delaware Avenue
Investment Corporation                                  22-3626206                 Suite 303
                                                                                   Wilmington, DE  19801
                                                                                   (302) 427-5960

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 25, 2004, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

         The news release contains information regarding non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. The Company uses non-GAAP financial measures to eliminate the effect of certain other operating gains and losses on reported operating income and net income. The non-GAAP financial measures are provided to assist the reader in better understanding the Company's operational performance. The non-GAAP financial measures included in the news release have been reconciled to the most directly comparable GAAP financial measure as is required under Regulation G regarding the use of such financial measures. These non-GAAP measures should be considered in addition to, and not as a substitute, or superior to, operating income, net income or other measures of financial performance in accordance with generally accepted accounting principles.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BUILDING MATERIALS CORPORATION OF AMERICA
                               BUILDING MATERIALS INVESTMENT CORPORATION
                               BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: February 26, 2004       By:   /s/ John F. Rebele
                                     ------------------
                                     Name:   John F. Rebele
                                     Title:  Senior Vice President and
                                             Chief Financial Officer









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                                 EXHIBIT INDEX

    Exhibit Number         Description
    --------------         -----------

         99.1 News release issued February 25, 2004 regarding results of operations for the fourth quarter and fiscal year ended December 31, 2003.




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